Financial Supplement

Third Quarter 2022

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	14
Loans and Leases 90 Days or More Past Due and Accruing	15
Charge-offs, Recoveries, and Related Ratios	16
Summary of Changes in the Components of the Allowance for Credit Losses	18

Capital and Ratios	19

Non-GAAP Financial Measures and Reconciliations	20
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation.  It speaks only as of the particular date or dates included in the accompanying pages.  The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided.  Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change								2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22			3Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$2,177	$1,999	$1,645	$1,720	$1,659	$178		9%	$518		31%	$5,821	$4,927	$894		18%
Noninterest expense	1,241	1,305	1,106	1,061	1,011	(64)		(5)	230		23	3,652	3,020	632		21
Profit before provision (benefit) for credit losses	936	694	539	659	648	242		35	288		44	2,169	1,907	262		14
Provision (benefit) for credit losses	123	216	3	(25)	(33)	(93)		(43)	156		NM	342	(386)	728		NM
NET INCOME	636	364	420	530	530	272		75	106		20	1,420	1,789	(369)		(21)
Net income, Underlying[1]	669	595	476	569	546	74		12	123		23	1,740	1,828	(88)		(5)
Net income available to common stockholders	611	332	396	498	504	279		84	107		21	1,339	1,708	(369)		(22)
Net income available to common stockholders, Underlying[1]	644	563	452	537	520	81		14	124		24	1,659	1,747	(88)		(5)
PER COMMON SHARE DATA
Basic earnings	$1.23	$0.68	$0.94	$1.17	$1.18	$0.55		81%	$0.05		4%	$2.85	$4.01	($1.16)		(29%)
Diluted earnings	1.23	0.67	0.93	1.17	1.18	0.56		84	0.05		4	2.84	3.99	(1.15)		(29)
Basic earnings, Underlying[1]	1.30	1.14	1.07	1.26	1.22	0.16		14	0.08		7	3.53	4.10	(0.57)		(14)
Diluted earnings, Underlying[1]	1.30	1.14	1.07	1.26	1.22	0.16		14	0.08		7	3.52	4.09	(0.57)		(14)
Cash dividends declared and paid per common share	0.42	0.39	0.39	0.39	0.39	0.03		8	0.03		8	1.20	1.17	0.03		3
Book value per common share	42.62	45.02	47.42	50.71	50.23	(2.40)		(5)	(7.61)		(15)	42.62	50.23	(7.61)		(15)
Tangible book value per common share	26.62	29.14	30.97	34.61	34.44	(2.52)		(9)	(7.82)		(23)	26.62	34.44	(7.82)		(23)
Dividend payout ratio	34%	57%	41%	33%	33%	(2,300)	bps		100	bps		42%	29%	1,300	bps
Dividend payout ratio, Underlying[1]	32	34	36	31	32	(200)	bps		—	bps		34	29	500	bps
COMMON SHARES OUTSTANDING
Average: Basic	495,651,083	491,497,026	422,401,747	424,697,880	426,086,717	4,154,057		1%	69,564,366		16%	470,118,265	425,996,867	44,121,398		10%
Diluted	497,477,501	493,296,114	424,670,871	426,868,106	427,840,964	4,181,387		1	69,636,537		16	471,958,310	427,679,885	44,278,425		10
Common shares at period-end	495,843,793	495,650,259	423,031,985	422,137,197	426,199,576	193,534		—	69,644,217		16	495,843,793	426,199,576	69,644,217		16
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change								2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22			3Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	3.24%	3.04%	2.75%	2.66%	2.72%	20	bps		52	bps		3.03%	2.73%	30	bps
Net interest margin, FTE[1]	3.25	3.04	2.75	2.66	2.72	21			53			3.03	2.73	30
Return on average common equity	10.91	5.95	7.65	9.26	9.39	496			152			8.19	10.91	(272)
Return on average common equity, Underlying[2]	11.52	10.06	8.75	9.97	9.70	146			182			10.15	11.17	(102)
Return on average tangible common equity	16.96	9.13	11.36	13.57	13.71	783			325			12.49	16.08	(359)
Return on average tangible common equity, Underlying[2]	17.91	15.45	12.99	14.61	14.17	246			374			15.48	16.46	(98)
Return on average total assets	1.12	0.66	0.90	1.12	1.13	46			(1)			0.90	1.30	(40)
Return on average total assets, Underlying[2]	1.18	1.08	1.03	1.20	1.16	10			2			1.10	1.33	(23)
Return on average total tangible assets	1.16	0.69	0.94	1.17	1.17	47			(1)			0.93	1.35	(42)
Return on average total tangible assets, Underlying[2]	1.22	1.12	1.06	1.25	1.21	10			1			1.14	1.38	(24)
Effective income tax rate	21.80	23.77	21.70	22.40	22.35	(197)			(55)			22.29	22.01	28
Effective income tax rate, Underlying[2]	22.00	23.69	21.70	22.61	22.45	(169)			(45)			22.50	22.09	41
Efficiency ratio	57.02	65.27	67.23	61.68	60.92	(825)			(390)			62.74	61.30	144
Efficiency ratio, Underlying[2]	54.90	58.16	64.28	58.71	59.55	(326)			(465)			58.67	60.21	(154)
Noninterest income as a % of total revenue	23.54	24.72	30.26	34.50	31.01	(118)			(747)			25.84	31.28	(544)
Noninterest income as a % of total revenue, Underlying[2]	23.54	25.88	30.26	34.50	31.01	(234)			(747)			26.24	31.28	(504)
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	9.8%	9.6%	9.7%	9.9%	10.3%
Tier 1 capital ratio	10.9	10.6	10.9	11.1	11.6
Total capital ratio	12.6	12.3	12.5	12.7	13.4
Tier 1 leverage ratio	9.2	9.3	9.6	9.7	9.7
Tangible common equity ratio	6.1	6.6	7.1	8.1	8.1
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	87.44%	87.28%	82.70%	83.03%	81.01%	16	bps		643	bps		87.44%	81.01%	643	bps
Loan-to-deposit ratio (average balances)	88.32	87.24	83.28	81.83	80.75	108	bps		757	bps		86.43	82.19	424	bps
Full-time equivalent colleagues (period-end)	19,235	19,583	17,843	17,463	17,366	(348)		(2)	1,869		11	19,235	17,366	1,869		11
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change						2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21		2022	2021	2021
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,657	$1,370	$1,048	$1,056	$1,078	$287	21%	$579	54%	$4,075	$3,197	$878	27%
Interest and fees on loans held for sale	18	17	16	19	21	1	6	(3)	(14)	51	63	(12)	(19)
Interest and fees on other loans held for sale	15	25	7	4	1	(10)	(40)	14	NM	47	9	38	NM
Investment securities	243	201	138	119	116	42	21	127	109	582	368	214	58
Interest-bearing deposits in banks	36	13	4	4	6	23	177	30	NM	53	12	41	NM
Total interest income	1,969	1,626	1,213	1,202	1,222	343	21	747	61	4,808	3,649	1,159	32
INTEREST EXPENSE
Deposits	176	54	25	33	35	122	226	141	NM	255	127	128	101
Short-term borrowed funds	11	10	—	1	—	1	10	11	100	21	—	21	100
Long-term borrowed funds	117	57	41	42	42	60	105	75	179	215	136	79	58
Total interest expense	304	121	66	76	77	183	151	227	NM	491	263	228	87
Net interest income	1,665	1,505	1,147	1,126	1,145	160	11	520	45	4,317	3,386	931	27
NONINTEREST INCOME
Capital markets fees	89	88	93	184	72	1	1	17	24	270	244	26	11
Service charges and fees	109	108	98	100	110	1	1	(1)	(1)	315	309	6	2
Mortgage banking fees	66	72	69	76	108	(6)	(8)	(42)	(39)	207	358	(151)	(42)
Card fees	71	71	60	65	66	—	—	5	8	202	185	17	9
Trust and investment services fees	61	66	61	60	61	(5)	(8)	—	—	188	179	9	5
Letter of credit and loan fees	40	40	38	41	39	—	—	1	3	118	115	3	3
Foreign exchange and derivative products	42	60	51	35	29	(18)	(30)	13	45	153	85	68	80
Securities gains, net	—	1	4	1	3	(1)	(100)	(3)	(100)	5	9	(4)	(44)
Other income	34	(12)	24	32	26	46	NM	8	31	46	57	(11)	(19)
Total noninterest income	512	494	498	594	514	18	4	(2)	—	1,504	1,541	(37)	(2)
TOTAL REVENUE	2,177	1,999	1,645	1,720	1,659	178	9	518	31	5,821	4,927	894	18
Provision (benefit) for credit losses	123	216	3	(25)	(33)	(93)	(43)	156	NM	342	(386)	728	NM
NONINTEREST EXPENSE
Salaries and employee benefits	639	683	594	551	509	(44)	(6)	130	26	1,916	1,581	335	21
Equipment and software	159	169	150	146	157	(10)	(6)	2	1	478	464	14	3
Outside services	172	189	169	175	144	(17)	(9)	28	19	530	420	110	26
Occupancy	106	111	83	86	77	(5)	(5)	29	38	300	247	53	21
Other operating expense	165	153	110	103	124	12	8	41	33	428	308	120	39
Total noninterest expense	1,241	1,305	1,106	1,061	1,011	(64)	(5)	230	23	3,652	3,020	632	21
Income before income tax expense	813	478	536	684	681	335	70	132	19	1,827	2,293	(466)	(20)
Income tax expense	177	114	116	154	151	63	55	26	17	407	504	(97)	(19)
Net income	$636	$364	$420	$530	$530	$272	75%	$106	20%	$1,420	$1,789	($369)	(21%)
Net income, Underlying[1]	$669	$595	$476	$569	$546	$74	12%	$123	23%	$1,740	$1,828	($88)	(5%)
Net income available to common stockholders	$611	$332	$396	$498	$504	$279	84%	$107	21%	$1,339	$1,708	($369)	(22%)
Net income available to common stockholders, Underlying[1]	$644	$563	$452	$537	$520	$81	14%	$124	24%	$1,659	$1,747	($88)	(5%)

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2022 CHANGE
	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2022		September 30, 2021
						$	%	$	%
ASSETS
Cash and due from banks	$1,235	$1,456	$1,223	$1,155	$1,145	($221)	(15%)	$90	8%
Interest-bearing cash and due from banks	6,925	5,058	8,713	8,003	12,571	1,867	37	(5,646)	(45)
Interest-bearing deposits in banks	261	469	685	316	289	(208)	(44)	(28)	(10)
Debt securities available for sale, at fair value	23,478	24,961	25,319	26,067	24,911	(1,483)	(6)	(1,433)	(6)
Debt securities held to maturity	10,071	9,567	2,056	2,242	2,492	504	5	7,579	NM
Loans held for sale, at fair value	1,048	1,377	1,717	2,733	3,177	(329)	(24)	(2,129)	(67)
Other loans held for sale	914	2,078	99	735	93	(1,164)	(56)	821	NM
Loans and leases	156,140	156,172	131,305	128,163	123,318	(32)	—	32,822	27
Less: Allowance for loan and lease losses	(1,980)	(1,964)	(1,720)	(1,758)	(1,855)	(16)	1	(125)	7
Net loans and leases	154,160	154,208	129,585	126,405	121,463	(48)	—	32,697	27
Derivative assets	1,352	1,669	1,675	1,216	1,769	(317)	(19)	(417)	(24)
Premises and equipment	827	885	793	768	732	(58)	(7)	95	13
Bank-owned life insurance	3,222	3,207	2,960	2,843	2,428	15	—	794	33
Goodwill	8,160	8,081	7,232	7,116	7,065	79	1	1,095	15
Other assets	13,031	13,696	10,040	8,810	8,872	(665)	(5)	4,159	47
TOTAL ASSETS	$224,684	$226,712	$192,097	$188,409	$187,007	($2,028)	(1%)	$37,677	20%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$51,888	$54,169	$50,113	$49,443	$48,184	($2,281)	(4%)	$3,704	8%
Interest-bearing	126,678	124,756	108,663	104,918	104,037	1,922	2	22,641	22
Total deposits	178,566	178,925	158,776	154,361	152,221	(359)	—	26,345	17
Short-term borrowed funds	263	3,763	25	74	8	(3,500)	(93)	255	NM
Derivative liabilities	2,227	1,004	635	197	187	1,223	122	2,040	NM
Long-term borrowed funds:
FHLB advances	9,519	8,269	20	19	20	1,250	15	9,499	NM
Senior debt	4,954	4,176	4,290	5,326	5,345	778	19	(391)	(7)
Subordinated debt and other debt	1,813	1,995	1,584	1,587	1,582	(182)	(9)	231	15
Total long-term borrowed funds	16,286	14,440	5,894	6,932	6,947	1,846	13	9,339	134
Other liabilities	4,196	4,252	4,693	3,425	4,221	(56)	(1)	(25)	(1)
TOTAL LIABILITIES	201,538	202,384	170,023	164,989	163,584	(846)	—	37,954	23
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,014	2,014	2,014	2,014	2,014	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	22,121	22,100	19,021	19,005	18,981	21	—	3,140	17
Retained earnings	8,748	8,346	8,209	7,978	7,648	402	5	1,100	14
Treasury stock, at cost	(4,920)	(4,920)	(4,918)	(4,918)	(4,718)	—	—	(202)	(4)
Accumulated other comprehensive income (loss)	(4,823)	(3,218)	(2,258)	(665)	(508)	(1,605)	(50)	(4,315)	NM
TOTAL STOCKHOLDERS' EQUITY	23,146	24,328	22,074	23,420	23,423	(1,182)	(5)	(277)	(1)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$224,684	$226,712	$192,097	$188,409	$187,007	($2,028)	(1%)	$37,677	20%
Memo: Total tangible common equity	$13,197	$14,444	$13,100	$14,609	$14,677	($1,247)	(9%)	($1,480)	(10%)

LOANS AND DEPOSITS
(in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2022 CHANGE
	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2022		September 30, 2021
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$50,989	$51,801	$45,724	$44,500	$41,854	($812)	(2%)	$9,135	22%
Commercial real estate	28,681	28,070	14,268	14,264	14,508	611	2	14,173	98
Leases	1,444	1,574	1,529	1,586	1,593	(130)	(8)	(149)	(9)
Total commercial	81,114	81,445	61,521	60,350	57,955	(331)	—	23,159	40
Residential mortgages	29,548	29,088	24,211	22,822	21,513	460	2	8,035	37
Home equity	13,684	13,122	12,264	12,015	11,889	562	4	1,795	15
Automobile	13,155	13,868	14,439	14,549	13,492	(713)	(5)	(337)	(2)
Education	13,094	13,141	13,306	12,997	13,000	(47)	—	94	1
Other retail	5,545	5,508	5,564	5,430	5,469	37	1	76	1
Total retail	75,026	74,727	69,784	67,813	65,363	299	—	9,663	15
Total loans and leases	$156,140	$156,172	$131,305	$128,163	$123,318	($32)	—%	$32,822	27%
Loans held for sale, at fair value	1,048	1,377	1,717	2,733	3,177	(329)	(24)	(2,129)	(67)
Other loans held for sale	914	2,078	99	735	93	(1,164)	(56)	821	NM
Loans and leases and loans held for sale	$158,102	$159,627	$133,121	$131,631	$126,588	($1,525)	(1%)	$31,514	25%

DEPOSITS
Demand	$51,888	$54,169	$50,113	$49,443	$48,184	($2,281)	(4%)	$3,704	8%
Money market	49,081	48,063	45,342	47,216	48,935	1,018	2	146	—
Checking with interest	38,040	39,611	32,417	30,409	27,985	(1,571)	(4)	10,055	36
Regular savings	29,882	27,959	26,104	22,030	21,166	1,923	7	8,716	41
Term	9,675	9,123	4,800	5,263	5,951	552	6	3,724	63
Total deposits	$178,566	$178,925	$158,776	$154,361	$152,221	($359)	—%	$26,345	17%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	QUARTERLY TRENDS									3Q22 Change
	3Q22			2Q22			3Q21			2Q22			3Q21
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$5,203	$36	2.78%	$4,630	$13	1.06%	$13,749	$6	0.16%	$573	$23	172 bps	($8,546)	$30	262 bps
Taxable investment securities	38,507	243	2.50	35,900	201	2.25	27,466	116	1.69	2,607	42	25	11,041	127	81
Non-taxable investment securities	3	—	1.88	3	—	2.62	2	—	2.60	—	—	(74)	1	—	(72)
Total investment securities	38,510	243	2.50	35,903	201	2.25	27,468	116	1.69	2,607	42	25	11,042	127	81
Commercial and industrial	52,130	544	4.08	50,517	418	3.28	42,330	362	3.36	1,613	126	80	9,800	182	72
Commercial real estate	28,388	311	4.29	27,592	243	3.48	14,656	96	2.56	796	68	81	13,732	215	173
Leases	1,529	13	3.35	1,575	10	2.61	1,695	12	2.72	(46)	3	74	(166)	1	63
Total commercial	82,047	868	4.14	79,684	671	3.33	58,681	470	3.14	2,363	197	81	23,366	398	100
Residential mortgages	29,327	240	3.27	28,486	221	3.10	20,834	157	3.01	841	19	17	8,493	83	26
Home equity	13,400	156	4.62	12,811	105	3.27	11,829	92	3.08	589	51	135	1,571	64	154
Automobile	13,540	128	3.74	14,172	127	3.60	13,136	126	3.83	(632)	1	14	404	2	(9)
Education	13,081	144	4.37	13,144	137	4.18	12,707	134	4.19	(63)	7	19	374	10	18
Other retail	5,484	121	8.71	5,557	109	7.87	5,454	99	7.15	(73)	12	84	30	22	156
Total retail	74,832	789	4.19	74,170	699	3.77	63,960	608	3.78	662	90	42	10,872	181	41
Total loans and leases	156,879	1,657	4.17	153,854	1,370	3.55	122,641	1,078	3.47	3,025	287	62	34,238	579	70
Loans held for sale, at fair value	1,600	18	4.37	1,937	17	3.60	3,299	21	2.51	(337)	1	77	(1,699)	(3)	186
Other loans held for sale	1,385	15	4.36	2,353	25	4.21	112	1	3.98	(968)	(10)	15	1,273	14	38
Total interest-earning assets	203,577	1,969	3.82	198,677	1,626	3.26	167,269	1,222	2.89	4,900	343	56	36,308	747	93
Noninterest-earning assets	21,896			22,290			18,839			(394)			3,057
TOTAL ASSETS	$225,473			$220,967			$186,108			$4,506			$39,365
INTEREST-BEARING LIABILITIES
Checking with interest	$38,297	45	0.46	$38,747	15	0.16	$27,965	7	0.09	($450)	30	30	$10,332	$38	37
Money market	47,374	77	0.64	48,795	23	0.19	49,159	18	0.14	(1,421)	54	45	(1,785)	59	50
Regular savings	28,741	28	0.38	27,661	9	0.14	20,803	5	0.09	1,080	19	24	7,938	23	29
Term	9,913	26	1.10	6,970	7	0.31	6,071	5	0.43	2,943	19	79	3,842	21	67
Total interest-bearing deposits	124,325	176	0.56	122,173	54	0.18	103,998	35	0.14	2,152	122	38	20,327	141	42
Short-term borrowed funds	2,043	11	2.09	3,995	10	0.98	23	—	2.06	(1,952)	1	111	2,020	11	3
FHLB advances	9,226	55	2.33	4,437	12	1.04	19	—	0.88	4,789	43	129	9,207	55	145
Senior debt	4,633	39	3.37	4,022	26	2.66	5,356	25	1.84	611	13	71	(723)	14	153
Subordinated debt and other debt	1,988	23	4.52	1,763	19	4.39	1,581	17	4.25	225	4	13	407	6	27
Total long-term borrowed funds	15,847	117	2.91	10,222	57	2.26	6,956	42	2.38	5,625	60	65	8,891	75	53
Total borrowed funds	17,890	128	2.81	14,217	67	1.90	6,979	42	2.38	3,673	61	91	10,911	86	43
Total interest-bearing liabilities	142,215	304	0.85	136,390	121	0.36	110,977	77	0.28	5,825	183	49	31,238	227	57
Demand deposits	53,293			54,189			47,873			(896)			5,420
Other noninterest-bearing liabilities	5,705			5,991			3,904			(286)			1,801
TOTAL LIABILITIES	201,213			196,570			162,754			4,643			38,459
STOCKHOLDERS' EQUITY	24,260			24,397			23,354			(137)			906
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$225,473			$220,967			$186,108			$4,506			$39,365
INTEREST RATE SPREAD			2.97%			2.90%			2.61%			7			36
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,665	3.24%		$1,505	3.04%		$1,145	2.72%		$160	20		$520	52
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$1,668	3.25%		$1,507	3.04%		$1,147	2.72%		$161	21		$521	53
Memo: Total deposits (interest-bearing and demand)	$177,618	$176	0.39%	$176,362	$54	0.12%	$151,871	$35	0.09%	$1,256		27 bps	$25,747	$141	30 bps

1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	FOR THE NINE MONTHS ENDED SEPTEMBER 30,						2022 Change
	2022			2021			2021
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$5,952	$53	1.19%	$11,967	$12	0.13%	($6,015)	$41	106	bps
Taxable investment securities	34,584	582	2.24	27,366	368	1.79	7,218	214	45
Non-taxable investment securities	3	—	2.31	3	—	2.60	—	—	(29)
Total investment securities	34,587	582	2.24	27,369	368	1.79	7,218	214	45
Commercial and industrial	49,224	1,290	3.45	43,661	1,054	3.19	5,563	236	26
Commercial real estate	23,401	644	3.63	14,601	285	2.57	8,800	359	106
Leases	1,555	34	2.92	1,800	37	2.73	(245)	(3)	19
Total commercial	74,180	1,968	3.50	60,062	1,376	3.02	14,118	592	48
Residential mortgages	27,113	630	3.10	20,160	459	3.03	6,953	171	7
Home equity	12,783	351	3.67	11,884	279	3.14	899	72	53
Automobile	14,078	382	3.63	12,634	376	3.98	1,444	6	(35)
Education	13,086	412	4.21	12,593	403	4.28	493	9	(7)
Other retail	5,490	332	8.08	5,659	304	7.18	(169)	28	90
Total retail	72,550	2,107	3.88	62,930	1,821	3.87	9,620	286	1
Total loans and leases	146,730	4,075	3.69	122,992	3,197	3.45	23,738	878	24
Loans held for sale, at fair value	1,965	51	3.46	3,435	63	2.45	(1,470)	(12)	101
Other loans held for sale	1,401	47	4.44	242	9	4.88	1,159	38	(44)
Total interest-earning assets	190,635	4,808	3.35	166,005	3,649	2.92	24,630	1,159	43
Noninterest-earning assets	21,087			18,386			2,701
TOTAL ASSETS	$211,722			$184,391			$27,331
INTEREST-BEARING LIABILITIES
Checking with interest	$35,849	65	0.24	$27,126	18	0.09	$8,723	47	15
Money market	47,797	112	0.31	49,362	61	0.16	(1,565)	51	15
Regular savings	26,763	42	0.21	19,839	15	0.10	6,924	27	11
Term	7,303	36	0.67	7,195	33	0.64	108	3	3
Total interest-bearing deposits	117,712	255	0.29	103,522	127	0.16	14,190	128	13
Short-term borrowed funds	2,030	21	1.37	80	—	0.74	1,950	21	63
FHLB advances	4,595	67	1.91	19	—	0.91	4,576	67	100
Senior debt	4,373	89	2.73	5,969	85	1.89	(1,596)	4	84
Subordinated debt and other debt	1,780	59	4.38	1,582	51	4.24	198	8	14
Total long-term borrowed funds	10,748	215	2.65	7,570	136	2.38	3,178	79	27
Total borrowed funds	12,778	236	2.45	7,650	136	2.36	5,128	100	9
Total interest-bearing liabilities	130,490	491	0.50	111,172	263	0.32	19,318	228	18
Demand deposits	52,058			46,120			5,938
Other noninterest-bearing liabilities	5,285			4,166			1,119
TOTAL LIABILITIES	187,833			161,458			26,375
STOCKHOLDERS' EQUITY	23,889			22,933			956
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$211,722			$184,391			$27,331
INTEREST RATE SPREAD			2.85%			2.61%			24
NET INTEREST MARGIN AND NET INTEREST INCOME		$4,317	3.03%		$3,386	2.73%		$931	30
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$4,324	3.03%		$3,393	2.73%		$931	30
Memo: Total deposits (interest-bearing and demand)	$169,770	$255	0.20%	$149,642	$127	0.11%	$20,128	$128	9	bps
1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(in millions, except ratio data)

QUARTERLY TRENDS	FOR THE NINE MONTHS ENDED SEPTEMBER 30,
3Q22 Change	2022 Change
3Q22	2Q22	1Q22	4Q21	3Q21	2Q22	3Q21	2022	2021	2021
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$19	$22	$31	$60	$98	($3)	(14%)	($79)	(81%)	$72	$324	($252)	(78%)
Mortgage servicing revenue	40	39	28	14	9	1	3	31	NM	107	22	85	NM
MSR valuation changes, net of hedge impact	7	11	10	2	1	(4)	(36)	6	NM	28	12	16	133
Total mortgage banking fees	$66	$72	$69	$76	$108	($6)	(8%)	($42)	(39%)	$207	$358	($151)	(42%)

Pull-through adjusted locks	$2,979	$3,833	$4,936	$5,785	$7,359	($854)	(22%)	($4,380)	(60%)	$11,748	$24,275	($12,527)	(52%)

Production revenue as a percentage of Pull-through adjusted locks	0.64%	0.57%	0.63%	1.05%	1.32%	7	bps	(68)	bps	0.61%	1.33%	(72)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$1,799	$2,774	$3,275	$3,794	$3,560	($975)	(35%)	($1,761)	(49%)	$7,848	$11,260	($3,412)	(30%)
Third Party	2,642	3,624	4,101	6,084	6,749	(982)	(27)	(4,107)	(61)	10,367	21,590	(11,223)	(52)
Total	$4,441	$6,398	$7,376	$9,878	$10,309	($1,957)	(31%)	(5,868)	(57%)	$18,215	$32,850	($14,635)	(45%)

Originated for sale	$3,212	$4,296	$5,521	$7,814	$8,457	($1,084)	(25%)	($5,245)	(62%)	$13,029	$27,765	($14,736)	(53%)
Originated for investment	1,229	2,102	1,855	2,064	1,852	(873)	(42)	(623)	(34)	5,186	5,085	101	2
Total	$4,441	$6,398	$7,376	$9,878	$10,309	($1,957)	(31%)	($5,868)	(57%)	$18,215	$32,850	($14,635)	(45%)

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$96,415	$95,489	$92,804	$90,189	$87,350	$926	1%	$9,065	10%	$96,415	$87,350	$9,065	10%
Owned loans serviced	30,081	29,893	25,283	24,855	23,988	188	1	6,093	25	30,081	23,988	6,093	25
Total	$126,496	$125,382	$118,087	$115,044	$111,338	$1,114	1%	$15,158	14%	$126,496	$111,338	$15,158	14%

MSR at fair value	$1,524	$1,411	$1,241	$1,029	$978	$113	8%	$546	56%	$1,524	$978	$546	56%

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
CONSUMER BANKING						3Q22 Change								2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22			3Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
Net interest income[1]	$1,085	$995	$857	$883	$919	$90		9%	$166		18%	$2,937	$2,679	$258		10%
Noninterest income	270	280	257	274	315	(10)		(4)	(45)		(14)	807	949	(142)		(15)
Total revenue	1,355	1,275	1,114	1,157	1,234	80		6	121		10	3,744	3,628	116		3
Noninterest expense	863	881	784	737	749	(18)		(2)	114		15	2,528	2,250	278		12
Profit before provision (benefit) for credit losses	492	394	330	420	485	98		25	7		1	1,216	1,378	(162)		(12)
Net charge-offs	62	39	49	46	35	23		59	27		77	150	139	11		8
Income before income tax expense	430	355	281	374	450	75		21	(20)		(4)	1,066	1,239	(173)		(14)
Income tax expense	111	90	72	95	114	21		23	(3)		(3)	273	315	(42)		(13)
Net income	$319	$265	$209	$279	$336	$54		20%	($17)		(5%)	$793	$924	($131)		(14%)
AVERAGE BALANCES
Total assets	$89,560	$88,881	$77,551	$76,077	$75,070	$679		1%	$14,490		19%	$85,375	$75,317	$10,058		13%
Total loans and leases[2]	83,373	83,248	73,233	71,925	70,984	125		—	12,389		17	79,988	70,857	9,131		13
Deposits	117,448	118,482	104,663	101,642	100,968	(1,034)		(1)	16,480		16	113,578	99,708	13,870		14
Interest-earning assets	84,122	84,026	74,052	72,796	71,879	96		—	12,243		17	80,770	71,777	8,993		13
KEY METRICS
Net interest margin	5.12%	4.75%	4.69%	4.82%	5.07%	37	bps		5	bps		4.86%	4.99%	(13)	bps
Efficiency ratio	63.76	69.06	70.38	63.68	60.73	(530)	bps		303	bps		67.53	62.02	551	bps
Loan-to-deposit ratio (period-end balances)	67.38	69.04	66.23	68.32	68.15	(166)	bps		(77)	bps		67.38	68.15	(77)	bps
Loan-to-deposit ratio (average balances)	69.63	68.60	68.04	67.97	67.25	103	bps		238	bps		68.79	67.79	100	bps
Return on average total tangible assets	1.43	1.20	1.10	1.46	1.78	23	bps		(35)	bps		1.25	1.64	(39)	bps
1Effective January 1, 2022, the Company refined its FTP credit methodology for deposits provided by each business segment.
2Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
COMMERCIAL BANKING						3Q22 Change								2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22			3Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
Net interest income[1]	$559	$534	$416	$438	$428	$25		5%	$131		31%	$1,509	$1,268	$241		19%
Noninterest income	213	221	213	293	168	(8)		(4)	45		27	647	516	131		25
Total revenue	772	755	629	731	596	17		2	176		30	2,156	1,784	372		21
Noninterest expense	325	308	272	294	226	17		6	99		44	905	679	226		33
Profit before provision (benefit) for credit losses	447	447	357	437	370	—		—	77		21	1,251	1,105	146		13
Net charge-offs	12	10	12	6	15	2		20	(3)		(20)	34	150	(116)		(77)
Income before income tax expense	435	437	345	431	355	(2)		—	80		23	1,217	955	262		27
Income tax expense	101	96	74	95	81	5		5	20		25	271	205	66		32
Net income	$334	$341	$271	$336	$274	($7)		(2%)	$60		22%	$946	$750	$196		26%
AVERAGE BALANCES
Total assets	$80,067	$78,638	$61,118	$58,501	$56,702	$1,429		2%	$23,365		41%	$73,344	$57,318	$16,026		28%
Total loans and leases[2]	75,767	74,172	58,007	55,550	53,815	1,595		2	21,952		41	69,381	54,459	14,922		27
Deposits	51,095	51,575	44,520	45,475	45,465	(480)		(1)	5,630		12	49,087	44,501	4,586		10
Interest-earning assets	76,025	74,422	58,312	55,891	54,177	1,603		2	21,848		40	69,651	54,828	14,823		27
KEY METRICS
Net interest margin	2.91%	2.88%	2.89%	3.11%	3.14%	3	bps		(23)	bps		2.90%	3.09%	(19)	bps
Efficiency ratio	42.04	40.78	43.32	40.16	38.02	126	bps		402	bps		41.97	38.07	390	bps
Loan-to-deposit ratio (period-end balances)	142.25	142.31	132.70	125.31	116.54	(6)	bps		2,571	bps		142.25	116.54	2,571	bps
Loan-to-deposit ratio (average balances)	145.57	139.31	128.49	120.81	117.65	626	bps		2,792	bps		138.27	121.44	1,683	bps
Return on average total tangible assets	1.68	1.75	1.81	2.28	1.92	(7)	bps		(24)	bps		1.74	1.75	(1)	bps
1Effective January 1, 2022, the Company refined its FTP credit methodology for deposits provided by each business segment.
2Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
OTHER[1]						3Q22 Change						2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21		2022	2021	2021
						$	%	$	%			$	%
Net interest income[2]	$21	($24)	($126)	($195)	($202)	$45	NM	$223	NM	($129)	($561)	$432	77%
Noninterest income	29	(7)	28	27	31	36	NM	(2)	(6)	50	76	(26)	(34)
Total revenue	50	(31)	(98)	(168)	(171)	81	NM	221	NM	(79)	(485)	406	84
Noninterest expense	53	116	50	30	36	(63)	(54)	17	47	219	91	128	141
Loss before provision (benefit) for credit losses	(3)	(147)	(148)	(198)	(207)	144	98	204	99	(298)	(576)	278	48
Provision (benefit) for credit losses	49	167	(58)	(77)	(83)	(118)	(71)	132	NM	158	(675)	833	NM
(Loss) income before income tax benefit	(52)	(314)	(90)	(121)	(124)	262	83	72	58	(456)	99	(555)	NM
Income tax benefit	(35)	(72)	(30)	(36)	(44)	37	51	9	20	(137)	(16)	(121)	NM
Net (loss) income	($17)	($242)	($60)	($85)	($80)	$225	93%	$63	79	($319)	$115	($434)	NM
AVERAGE BALANCES
Total assets	$55,846	$53,448	$49,648	$52,650	$54,336	$2,398	4%	$1,510	3%	$53,003	$51,756	$1,247	2%
Total loans and leases[3]	724	724	735	1,188	1,254	—	—	(530)	(42)	727	1,353	(626)	(46)
Deposits	9,075	6,305	5,900	5,887	5,438	2,770	44	3,637	67	7,105	5,433	1,672	31
Interest-earning assets	43,428	40,228	36,913	39,322	41,214	3,200	8	2,214	5	40,214	39,400	814	2
1Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer or Commercial Banking segments as well as treasury and community development.
2Effective January 1, 2022, the Company refined its FTP credit methodology for deposits provided by each business segment.
3Includes loans held for sale.

CREDIT-RELATED INFORMATION
(in millions, except ratio data)

	AS OF					SEPTEMBER 30, 2022 CHANGE
	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2022			September 30, 2021
						$/bps		%	$/bps		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$234	$202	$200	$171	$170	$32		16%	$64		38%
Commercial real estate	37	37	11	11	98	—		—	(61)		(62)
Leases	—	—	1	1	1	—		—	(1)		(100)
Total commercial	271	239	212	183	269	32		13	2		1
Residential mortgages[1]	236	253	243	201	164	(17)		(7)	72		44
Home equity	235	240	239	220	216	(5)		(2)	19		9
Automobile	52	50	52	55	55	2		4	(3)		(5)
Education	33	31	23	23	23	2		6	10		43
Other retail	25	26	20	20	20	(1)		(4)	5		25
Total retail	581	600	577	519	478	(19)		(3)	103		22
Nonaccrual loans and leases	852	839	789	702	747	13		2	105		14
Repossessed assets	16	15	15	22	21	1		7	(5)		(24)
Nonaccrual loans and leases and repossessed assets	$868	$854	$804	$724	$768	$14		2%	$100		13%
NONACCRUAL LOANS AND LEASES BY PRODUCT[2]
Commercial	$271	$239	$212	$183	$269	$32		13%	$2		1%
Retail	597	615	592	541	499	(18)		(3)	98		20
Total nonaccrual loans and leases	$868	$854	$804	$724	$768	$14		2%	$100		13%
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.27%	1.26%	1.31%	1.37%	1.50%	1	bps		(23)	bps
Allowance for credit losses to loans and leases	1.41	1.37	1.43	1.51	1.63	4			(22)
Allowance for loan and lease losses to nonaccrual loans and leases	232.28	234.19	217.99	250.63	248.33	(191)			(1,605)
Allowance for credit losses to nonaccrual loans and leases	257.65	256.04	238.03	275.72	268.30	161			(1,065)
Nonaccrual loans and leases to loans and leases	0.55	0.54	0.60	0.55	0.61	1			(6)
1Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
2Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	AS OF					SEPTEMBER 30, 2022 CHANGE
	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2022		September 30, 2021
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$13	$39	$13	$9	$4	($26)	(67%)	$9	225%
Commercial real estate	2	33	—	—	—	(31)	(94)	2	100
Leases	—	—	5	—	—	—	—	—	—
Total commercial	15	72	18	9	4	(57)	(79)	11	NM
Residential mortgages[1]	425	623	792	549	293	(198)	(32)	132	45
Education	4	3	2	1	1	1	33	3	NM
Other retail	18	14	14	16	14	4	29	4	29
Total retail	447	640	808	566	308	(193)	(30)	139	45
Total loans and leases	$462	$712	$826	$575	$312	($250)	(35%)	$150	48%

1 90+ days past due and accruing includes $425 million, $623 million, $792 million, $544 million, and $289 million of loans fully or partially guaranteed by the FHA, VA, and USDA for September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change						2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21		2022	2021	2021
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$20	$13	$14	$14	$12	$7	54%	$8	67	$47	$124	($77)	(62%)
Commercial real estate	2	—	—	—	5	2	100	(3)	(60)	2	58	(56)	(97)
Leases	—	—	—	8	—	—	—	—	—	—	14	(14)	(100)
Total commercial	22	13	14	22	17	9	69	5	29	49	196	(147)	(75)
Residential mortgages	1	1	2	1	2	—	—	(1)	(50)	4	3	1	33
Home equity	3	2	2	—	3	1	50	—	—	7	10	(3)	(30)
Automobile	24	21	21	18	14	3	14	10	71	66	54	12	22
Education	18	16	20	21	18	2	13	—	—	54	49	5	10
Other retail	48	38	42	38	33	10	26	15	45	128	127	1	1
Total retail	94	78	87	78	70	16	21	24	34	259	243	16	7
Total gross charge-offs	$116	$91	$101	$100	$87	$25	27%	$29	33%	$308	$439	($131)	(30%)
GROSS RECOVERIES
Commercial and industrial	$6	$3	$3	$5	$2	$3	100%	$4	200%	$12	$9	$3	33%
Commercial real estate	1	—	—	9	—	1	100	1	100	1	27	(26)	(96)
Leases	—	—	—	3	1	—	—	(1)	(100)	—	1	(1)	(100)
Total commercial	7	3	3	17	3	4	133	4	133	13	37	(24)	(65)
Residential mortgages	1	2	2	2	2	(1)	(50)	(1)	(50)	5	5	—	—
Home equity	9	11	11	13	15	(2)	(18)	(6)	(40)	31	39	(8)	(21)
Automobile	13	15	15	13	12	(2)	(13)	1	8	43	43	—	—
Education	5	5	4	4	5	—	—	—	—	14	16	(2)	(13)
Other retail	7	6	7	6	6	1	17	1	17	20	19	1	5
Total retail	35	39	39	38	40	(4)	(10)	(5)	(13)	113	122	(9)	(7)
Total gross recoveries	$42	$42	$42	$55	$43	$—	—%	($1)	(2%)	$126	$159	($33)	(21%)
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$14	$10	$11	$9	$10	$4	40%	$4	40	$35	$115	($80)	(70)
Commercial real estate	1	—	—	(9)	5	1	100	(4)	(80)	1	31	(30)	(97)
Leases	—	—	—	5	(1)	—	—	1	100	—	13	(13)	(100)
Total commercial	15	10	11	5	14	5	50	1	7	36	159	(123)	(77)
Residential mortgages	—	(1)	—	(1)	—	1	100	—	—	(1)	(2)	1	50
Home equity	(6)	(9)	(9)	(13)	(12)	3	33	6	50	(24)	(29)	5	17
Automobile	11	6	6	5	2	5	83	9	NM	23	11	12	109
Education	13	11	16	17	13	2	18	—	—	40	33	7	21
Other retail	41	32	35	32	27	9	28	14	52	108	108	—	—
Total retail	59	39	48	40	30	20	51	29	97	146	121	25	21
Total net charge-offs	$74	$49	$59	$45	$44	$25	51%	$30	68%	$182	$280	($98)	(35%)

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except rates)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change								2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22			3Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.11%	0.08%	0.10%	0.08%	0.09%	3	bps		2	bps		0.10%	0.35%	(25)	bps
Commercial real estate	0.01	—	—	(0.24)	0.12	1			(11)			—	0.28	(28)	bps
Leases	(0.11)	(0.05)	0.10	1.22	(0.22)	(6)			11			(0.02)	1.01	(103)	bps
Total commercial	0.07	0.05	0.08	0.03	0.09	2			(2)			0.07	0.35	(28)	bps
Residential mortgages	0.01	(0.01)	—	(0.01)	—	2			1			—	(0.01)	1	bps
Home equity	(0.17)	(0.27)	(0.32)	(0.41)	(0.42)	10			25			(0.25)	(0.33)	8	bps
Automobile	0.31	0.16	0.18	0.13	0.06	15			25			0.22	0.12	10	bps
Education	0.38	0.34	0.49	0.51	0.41	4			(3)			0.40	0.35	5	bps
Other retail	3.02	2.25	2.61	2.30	1.99	77			103			2.63	2.55	8	bps
Total retail	0.32	0.21	0.28	0.24	0.19	11			13			0.27	0.26	1	bps
Total loans and leases	0.19%	0.13%	0.19%	0.14%	0.14%	6	bps		5	bps		0.17%	0.30%	(13)	bps
Memo: Average loans
Commercial and industrial	$52,130	$50,517	$44,947	$43,070	$42,330	$1,613		3%	$9,800		23%	$49,224	$43,661	$5,563		13%
Commercial real estate	28,388	27,592	14,066	14,261	14,656	796		3	13,732		94	23,401	14,601	8,800		60
Leases	1,529	1,575	1,560	1,569	1,695	(46)		(3)	(166)		(10)	1,555	1,800	(245)		(14)
Total commercial	82,047	79,684	60,573	58,900	58,681	2,363		3	23,366		40	74,180	60,062	14,118		24
Residential mortgages	29,327	28,486	23,461	22,047	20,834	841		3	8,493		41	27,113	20,160	6,953		34
Home equity	13,400	12,811	12,124	11,948	11,829	589		5	1,571		13	12,783	11,884	899		8
Automobile	13,540	14,172	14,534	13,976	13,136	(632)		(4)	404		3	14,078	12,634	1,444		11
Education	13,081	13,144	13,034	12,885	12,707	(63)		—	374		3	13,086	12,593	493		4
Other retail	5,484	5,557	5,428	5,453	5,454	(73)		(1)	30		1	5,490	5,659	(169)		(3)
Total retail	74,832	74,170	68,581	66,309	63,960	662		1	10,872		17	72,550	62,930	9,620		15
Total loans and leases	$156,879	$153,854	$129,154	$125,209	$122,641	$3,025		2%	$34,238		28%	$146,730	$122,992	$23,738		19%

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change						2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21		2022	2021	2021
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,964	$1,720	$1,758	$1,855	$1,947	$244	14%	$17	1%	$1,758	$2,443	($685)	(28%)
Allowance on PCD loans and leases at acquisition:
Commercial	—	99	—	—	—	(99)	(100)	—	—	99	—	99	100
Retail	—	2	—	—	—	(2)	(100)	—	—	2	—	2	100
Total Allowance on PCD loans and leases at acquisition	—	101	—	—	—	(101)	(100)	—	—	101	—	101	100
Charge-offs:
Commercial	22	13	14	22	17	9	69	5	29	49	196	(147)	(75)
Retail	94	78	87	78	70	16	21	24	34	259	243	16	7
Total charge-offs	116	91	101	100	87	25	27	29	33	308	439	(131)	(30)
Recoveries:
Commercial	7	3	3	17	3	4	133	4	133	13	37	(24)	(65)
Retail	35	39	39	38	40	(4)	(10)	(5)	(13)	113	122	(9)	(7)
Total recoveries	42	42	42	55	43	—	—	(1)	(2)	126	159	(33)	(21)
Net charge-offs	74	49	59	45	44	25	51	30	68	182	280	(98)	(35)
Provision (benefit) for loan and lease losses:
Commercial	58	120	(32)	(41)	(72)	(62)	(52)	130	NM	146	(207)	353	NM
Retail	32	72	53	(11)	24	(40)	(56)	8	33	157	(101)	258	NM
Total provision (benefit) for loan and lease losses	90	192	21	(52)	(48)	(102)	(53)	138	NM	303	(308)	611	NM
Allowance for loan and lease losses - ending	$1,980	$1,964	$1,720	$1,758	$1,855	$16	1%	$125	7%	$1,980	$1,855	$125	7%

Allowance for unfunded lending commitments - beginning	$183	$158	$176	$149	$134	$25	16%	$49	37%	$176	$227	($51)	(22%)
Allowance on PCD unfunded lending commitments at acquisition	—	1	—	—	—	(1)	(100%)	—	—	1	—	1	100
Provision (benefit) for unfunded lending commitments	33	24	(18)	27	15	9	38%	18	120	39	(78)	117	NM
Allowance for unfunded lending commitments - ending	$216	$183	$158	$176	$149	$33	18%	$67	45	$216	$149	$67	45
Total allowance for credit losses - ending	$2,196	$2,147	$1,878	$1,934	$2,004	$49	2%	$192	10%	$2,196	$2,004	$192	10%

Memo: Total allowance for credit losses by product
Commercial	$1,202	$1,153	$925	$974	$997	$49	4%	$205	21%	$1,202	$997	$205	21%
Retail	994	994	953	960	1,007	—	—	(13)	(1)	994	1,007	(13)	(1)
Total allowance for credit losses	$2,196	$2,147	$1,878	$1,934	$2,004	$49	2%	$192	10%	$2,196	$2,004	$192	10%

CAPITAL AND RATIOS
(in millions, except ratio data)

	AS OF									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						SEPTEMBER 30, 2022 CHANGE						2022 Change
	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2022		September 30, 2021		2022	2021	2021
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$18,304	$17,946	$15,643	$15,656	$15,584	$358	2%	$2,720	17%
Tier 1 capital	20,318	19,960	17,657	17,670	17,598	358	2	2,720	15
Total capital	23,516	23,184	20,301	20,244	20,295	332	1	3,221	16
Risk-weighted assets	187,201	187,727	161,859	158,831	151,796	(526)	—	35,405	23
Adjusted average assets[1]	220,076	215,727	183,089	181,800	180,528	4,349	2	39,548	22
CET1 capital ratio	9.8%	9.6%	9.7%	9.9%	10.3%
Tier 1 capital ratio	10.9	10.6	10.9	11.1	11.6
Total capital ratio	12.6	12.3	12.5	12.7	13.4
Tier 1 leverage ratio	9.2	9.3	9.6	9.7	9.7
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$21,132	$22,314	$20,060	$21,406	$21,409	($1,182)	(5%)	($277)	(1%)	$21,132	$21,409	($277)	(1%)
Less: Goodwill	8,160	8,081	7,232	7,116	7,065	79	1	1,095	15	8,160	7,065	1,095	15
Less: Other intangible assets	199	211	115	64	51	(12)	(6)	148	NM	199	51	148	NM
Add: Deferred tax liabilities[2]	424	422	387	383	384	2	—	40	10	424	384	40	10
Total tangible common equity	$13,197	$14,444	$13,100	$14,609	$14,677	($1,247)	(9%)	($1,480)	(10%)	$13,197	$14,677	($1,480)	(10%)
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$22,246	$22,383	$20,981	$21,320	$21,326	($137)	(1%)	$920	4%	$21,875	$20,926	$949	5%
Less: Goodwill	8,131	8,015	7,156	7,092	7,055	116	1	1,076	15	7,771	7,052	719	10
Less: Other intangible assets	228	213	80	56	52	15	7	176	NM	174	54	120	222
Add: Deferred tax liabilities[2]	424	416	383	383	383	8	2	41	11	408	381	27	7
Total tangible common equity	$14,311	$14,571	$14,128	$14,555	$14,602	($260)	(2%)	($291)	(2%)	$14,338	$14,201	$137	1%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,160	$8,081	$7,232	$7,116	$7,065	$79	1%	$1,095	15%	$8,160	$7,065	$1,095	15%
Other intangible assets	199	211	115	64	51	(12)	(6)	148	NM	199	51	148	NM
Total intangible assets	$8,359	$8,292	$7,347	$7,180	$7,116	$67	1%	$1,243	17%	$8,359	$7,116	$1,243	17%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(in millions, except share, per-share and ratio data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance, increase comparability of period-to-period results, and are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q22 Change						2022 Change
		3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21		2022	2021	2021
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$512	$494	$498	$594	$514	$18	4%	($2)	—%	$1,504	$1,541	($37)	(2%)
Less: Notable items		—	(31)	—	—	—	31	100	—	—	(31)	—	(31)	(100)
Noninterest income, Underlying (non-GAAP)	B	$512	$525	$498	$594	$514	($13)	(2%)	($2)	—%	$1,535	$1,541	($6)	—%
Total revenue, Underlying:
Total revenue (GAAP)	C	$2,177	$1,999	$1,645	$1,720	$1,659	$178	9%	$518	31%	$5,821	$4,927	$894	18%
Less: Notable items		—	(31)	—	—	—	31	100	—	—	(31)	—	(31)	(100)
Total revenue, Underlying (non-GAAP)	D	$2,177	$2,030	$1,645	$1,720	$1,659	$147	7%	$518	31%	$5,852	$4,927	$925	19%
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,241	$1,305	$1,106	$1,061	$1,011	($64)	(5%)	$230	23%	$3,652	$3,020	$632	21%
Less: Notable items		46	125	48	51	23	(79)	(63)	23	100	219	54	165	NM
Noninterest expense, Underlying (non-GAAP)	F	$1,195	$1,180	$1,058	$1,010	$988	$15	1%	$207	21%	$3,433	$2,966	$467	16%
Pre-provision profit:
Total revenue (GAAP)	C	$2,177	$1,999	$1,645	$1,720	$1,659	$178	9%	$518	31%	$5,821	$4,927	$894	18%
Less: Noninterest expense (GAAP)	E	1,241	1,305	1,106	1,061	1,011	(64)	(5)	230	23	3,652	3,020	632	21
Pre-provision profit (GAAP)		$936	$694	$539	$659	$648	$242	35%	$288	44%	$2,169	$1,907	$262	14%
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,177	$2,030	$1,645	$1,720	$1,659	$147	7%	$518	31%	$5,852	$4,927	$925	19%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,195	1,180	1,058	1,010	988	15	1	207	21	3,433	2,966	467	16
Pre-provision profit, Underlying (non-GAAP)		$982	$850	$587	$710	$671	$132	16%	$311	46%	$2,419	$1,961	$458	23%
Provision (benefit) for credit losses, Underlying:
Provision (benefit) for credit losses (GAAP)		$123	$216	$3	($25)	($33)	($93)	(43%)	$156	NM	$342	($386)	$728	NM
Less: Notable items		—	145	24	—	—	(145)	(100)	—	—	169	—	169	100
Provision (benefit) for credit losses, Underlying (non-GAAP)		$123	$71	($21)	($25)	($33)	$52	73%	$156	NM	$173	($386)	$559	145%
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$813	$478	$536	$684	$681	$335	70%	$132	19%	$1,827	$2,293	($466)	(20%)
Less: Expense before income tax benefit related to notable items		(46)	(301)	(72)	(51)	(23)	255	85	(23)	(100)	(419)	(54)	(365)	NM
Income before income tax expense, Underlying (non-GAAP)	H	$859	$779	$608	$735	$704	$80	10%	$155	22%	$2,246	$2,347	($101)	(4%)
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$177	$114	$116	$154	$151	$63	55%	$26	17%	$407	$504	($97)	(19%)
Less: Income tax benefit related to notable items		(13)	(70)	(16)	(12)	(7)	57	81	(6)	(86)	(99)	(15)	(84)	NM
Income tax expense, Underlying (non-GAAP)	J	$190	$184	$132	$166	$158	$6	3%	$32	20%	$506	$519	($13)	(3%)
Net income, Underlying:
Net income (GAAP)	K	$636	$364	$420	$530	$530	$272	75%	$106	20%	$1,420	$1,789	($369)	(21%)
Add: Notable items, net of income tax benefit		33	231	56	39	16	(198)	(86)	17	106	320	39	281	NM
Net income, Underlying (non-GAAP)	L	$669	$595	$476	$569	$546	$74	12%	$123	23%	$1,740	$1,828	($88)	(5%)
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$611	$332	$396	$498	$504	$279	84%	$107	21%	$1,339	$1,708	($369)	(22%)
Add: Notable items, net of income tax benefit		33	231	56	39	16	(198)	(86)	17	106	320	39	281	NM
Net income available to common stockholders, Underlying (non-GAAP)	N	$644	$563	$452	$537	$520	$81	14%	$124	24%	$1,659	$1,747	($88)	(5%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q22 Change								2022 Change
		3Q22	2Q22	1Q22	4Q21	3Q21	2Q22			3Q21			2022	2021	2021
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$2,177	$1,999	$1,645	$1,720	$1,659	$178		8.88%	$518		31.19%	$5,821	$4,927	$894		18.14%
Less: Noninterest expense (GAAP)	E	1,241	1,305	1,106	1,061	1,011	(64)		(4.89)	230		22.79	3,652	3,020	632		20.92
Operating leverage									13.77%			8.40%					(2.78%)
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,177	$2,030	$1,645	$1,720	$1,659	$147		7.20%	$518		31.19%	$5,852	$4,927	$925		18.77%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,195	1,180	1,058	1,010	988	15		1.19	207		20.96	3,433	2,966	467		15.73
Operating leverage, Underlying (non-GAAP)									6.01%			10.23%					3.04%
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	57.02%	65.27%	67.23%	61.68%	60.92%	(825)	bps		(390)	bps		62.74%	61.30%	144	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	54.90	58.16	64.28	58.71	59.55	(326)	bps		(465)	bps		58.67	60.21	(154)	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	23.54%	24.72%	30.26%	34.50%	31.01%	(118)	bps		(747)	bps		25.84%	31.28%	(544)	bps
Noninterest income as a % of total revenue, Underlying	B/D	23.54	25.88	30.26	34.50	31.01	(234)	bps		(747)	bps		26.24	31.28	(504)	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	21.80%	23.77%	21.70%	22.40%	22.35%	(197)	bps		(55)	bps		22.29%	22.01%	28	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	22.00	23.69	21.70	22.61	22.45	(169)	bps		(45)	bps		22.50	22.09	41	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$22,246	$22,383	$20,981	$21,320	$21,326	($137)		(1%)	$920		4%	$21,875	$20,926	$949		5%
Return on average common equity	M/O	10.91%	5.95%	7.65%	9.26%	9.39%	496	bps		152	bps		8.19%	10.91%	(272)	bps
Return on average common equity, Underlying (non-GAAP)	N/O	11.52	10.06	8.75	9.97	9.70	146	bps		182	bps		10.15	11.17	(102)	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$22,246	$22,383	$20,981	$21,320	$21,326	($137)		(1%)	$920		4%	$21,875	$20,926	$949		5%
Less: Average goodwill (GAAP)		8,131	8,015	7,156	7,092	7,055	116		1	1,076		15	7,771	7,052	719		10
Less: Average other intangibles (GAAP)		228	213	80	56	52	15		7	176		NM	174	54	120		222
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		424	416	383	383	383	8		2	41		11	408	381	27		7
Average tangible common equity	P	$14,311	$14,571	$14,128	$14,555	$14,602	($260)		(2%)	($291)		(2%)	$14,338	$14,201	$137		1%
Return on average tangible common equity	M/P	16.96%	9.13%	11.36%	13.57%	13.71%	783	bps		325	bps		12.49%	16.08%	(359)	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	17.91	15.45	12.99	14.61	14.17	246	bps		374	bps		15.48	16.46	(98)	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$225,473	$220,967	$188,317	$187,228	$186,108	$4,506		2%	$39,365		21%	$211,722	$184,391	$27,331		15%
Return on average total assets	K/Q	1.12%	0.66%	0.90%	1.12%	1.13%	46	bps		(1)	bps		0.90%	1.30%	(40)	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	1.18	1.08	1.03	1.20	1.16	10	bps		2	bps		1.10	1.33	(23)	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q22 Change								2022 Change
		3Q22	2Q22	1Q22	4Q21	3Q21	2Q22			3Q21			2022	2021	2021
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$225,473	$220,967	$188,317	$187,228	$186,108	$4,506		2%	$39,365		21%	$211,722	$184,391	$27,331		15%
Less: Average goodwill (GAAP)		8,131	8,015	7,156	7,092	7,055	116		1	1,076		15	7,771	7,052	719		10
Less: Average other intangibles (GAAP)		228	213	80	56	52	15		7	176		NM	174	54	120		222
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		424	416	383	383	383	8		2	41		11	408	381	27		7
Average tangible assets	R	$217,538	$213,155	$181,464	$180,463	$179,384	$4,383		2%	$38,154		21%	$204,185	$177,666	$26,519		15%
Return on average total tangible assets	K/R	1.16%	0.69%	0.94%	1.17%	1.17%	47	bps		(1)	bps		0.93%	1.35%	(42)	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	1.22	1.12	1.06	1.25	1.21	10	bps		1	bps		1.14	1.38	(24)	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	S	495,843,793	495,650,259	423,031,985	422,137,197	426,199,576	193,534		—%	69,644,217		16%	495,843,793	426,199,576	69,644,217		16%
Common stockholders' equity (GAAP)		$21,132	$22,314	$20,060	$21,406	$21,409	($1,182)		(5)	($277)		(1)	$21,132	$21,409	($277)		(1)
Less: Goodwill (GAAP)		8,160	8,081	7,232	7,116	7,065	79		1	1,095		15	8,160	7,065	1,095		15
Less: Other intangible assets (GAAP)		199	211	115	64	51	(12)		(6)	148		NM	199	51	148		NM
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		424	422	387	383	384	2		—	40		10	424	384	40		10
Tangible common equity	T	$13,197	$14,444	$13,100	$14,609	$14,677	($1,247)		(9%)	($1,480)		(10%)	$13,197	$14,677	($1,480)		(10%)
Tangible book value per common share	T/S	$26.62	$29.14	$30.97	$34.61	$34.44	($2.52)		(9%)	($7.82)		(23%)	$26.62	$34.44	($7.82)		(23%)
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	U	495,651,083	491,497,026	422,401,747	424,697,880	426,086,717	4,154,057		1%	69,564,366		16%	470,118,265	425,996,867	44,121,398		10%
Average common shares outstanding - diluted (GAAP)	V	497,477,501	493,296,114	424,670,871	426,868,106	427,840,964	4,181,387		1	69,636,537		16	471,958,310	427,679,885	44,278,425		10
Net income per average common share - basic (GAAP)	M/U	$1.23	$0.68	$0.94	$1.17	$1.18	$0.55		81	$0.05		4	$2.85	$4.01	($1.16)		(29)
Net income per average common share - diluted (GAAP)	M/V	1.23	0.67	0.93	1.17	1.18	0.56		84	0.05		4	2.84	3.99	(1.15)		(29)
Net income per average common share - basic, Underlying (non-GAAP)	N/U	1.30	1.14	1.07	1.26	1.22	0.16		14	0.08		7	3.53	4.10	(0.57)		(14)
Net income per average common share - diluted, Underlying (non-GAAP)	N/V	1.30	1.14	1.07	1.26	1.22	0.16		14	0.08		7	3.52	4.09	(0.57)		(14)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	W	$0.42	$0.39	$0.39	$0.39	$0.39	$0.03		8%	$0.03		8%	$1.20	$1.17	$0.03		3%
Dividend payout ratio	W/(M/U)	34%	57%	41%	33%	33%	(2,300) bps			100 bps			42%	29%	1,300 bps
Dividend payout ratio, Underlying (non-GAAP)	W/(N/U)	32	34	36	31	32	(200) bps			— bps			34	29	500 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q22 Change						2022 Change
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21		2022	2021	2021
						$	%	$	%			$/bps	%
Other income, Underlying:
Other income (GAAP)	$34	($12)	$24	$32	$26	$46	NM	$8	31%	$46	$57	($11)	(19%)
Less: Notable items	—	(31)	—	—	—	31	100	—	—	(31)	—	(31)	(100)
Other income, Underlying (non-GAAP)	$34	$19	$24	$32	$26	$15	79	$8	31%	$77	$57	$20	35%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$639	$683	$594	$551	$509	($44)	(6%)	$130	26%	$1,916	$1,581	$335	21%
Less: Notable items	17	72	6	5	(13)	(55)	(76)	30	231	95	(13)	108	NM
Salaries and employee benefits, Underlying (non-GAAP)	$622	$611	$588	$546	$522	$11	2%	$100	19%	$1,821	$1,594	$227	14%
Equipment and software, Underlying:
Equipment and software (GAAP)	$159	$169	$150	$146	$157	($10)	(6%)	$2	1%	$478	$464	$14	3%
Less: Notable items	—	6	2	2	7	(6)	(100)	(7)	(100)	8	15	(7)	(47)
Equipment and software, Underlying (non-GAAP)	$159	$163	$148	$144	$150	($4)	(2%)	$9	6%	$470	$449	$21	5%
Outside services, Underlying:
Outside services (GAAP)	$172	$189	$169	$175	$144	($17)	(9%)	$28	19%	$530	$420	$110	26%
Less: Notable items	20	41	35	37	12	(21)	(51)	8	67	96	23	73	NM
Outside services, Underlying (non-GAAP)	$152	$148	$134	$138	$132	$4	3%	$20	15%	$434	$397	$37	9%
Occupancy, Underlying:
Occupancy (GAAP)	$106	$111	$83	$86	$77	($5)	(5%)	$29	38%	$300	$247	$53	21%
Less: Notable items	2	1	—	5	1	1	100	1	100	3	13	(10)	(77)
Occupancy, Underlying (non-GAAP)	$104	$110	$83	$81	$76	($6)	(5%)	$28	37%	$297	$234	$63	27%
Other operating expense, Underlying:
Other operating expense (GAAP)	$165	$153	$110	$103	$124	$12	8%	$41	33%	$428	$308	$120	39%
Less: Notable items	7	5	5	2	16	2	40	(9)	(56)	17	16	1	6
Other operating expense, Underlying (non-GAAP)	$158	$148	$105	$101	$108	$10	7%	$50	46%	$411	$292	$119	41%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(in millions, except ratio data)

		THIRD QUARTER 2022				SECOND QUARTER 2022				FIRST QUARTER 2022
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$319	$334	($17)	$636	$265	$341	($242)	$364	$209	$271	($60)	$420
Less: Preferred stock dividends		—	—	25	25	—	—	32	32	—	—	24	24
Net income (loss) available to common stockholders	B	$319	$334	($42)	$611	$265	$341	($274)	$332	$209	$271	($84)	$396
Return on average total tangible assets:
Average total assets (GAAP)		$89,560	$80,067	$55,846	$225,473	$88,881	$78,638	$53,448	$220,967	$77,551	$61,118	$49,648	$188,317
Less: Average goodwill (GAAP)		454	801	6,876	8,131	445	731	6,839	8,015	160	120	6,876	7,156
Average other intangibles (GAAP)		106	38	84	228	74	16	123	213	51	18	11	80
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		6	3	415	424	6	1	409	416	5	1	377	383
Average tangible assets	C	$89,006	$79,231	$49,301	$217,538	$88,368	$77,892	$46,895	$213,155	$77,345	$60,981	$43,138	$181,464
Return on average total tangible assets	A/C	1.43%	1.68%	NM	1.16%	1.20%	1.75%	NM	0.69%	1.10%	1.81%	NM	0.94%
Efficiency ratio:
Noninterest expense (GAAP)	D	$863	$325	$53	$1,241	$881	$308	$116	$1,305	$784	$272	$50	$1,106
Net interest income (GAAP)		1,085	559	21	1,665	995	534	(24)	1,505	857	416	(126)	1,147
Noninterest income (GAAP)		270	213	29	512	280	221	(7)	494	257	213	28	498
Total revenue (GAAP)	E	$1,355	$772	$50	$2,177	$1,275	$755	($31)	$1,999	$1,114	$629	($98)	$1,645
Efficiency ratio	D/E	63.76%	42.04%	NM	57.02%	69.06%	40.78%	NM	65.27%	70.38%	43.32%	NM	67.23%

		FOURTH QUARTER 2021				THIRD QUARTER 2021
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$279	$336	($85)	$530	$336	$274	($80)	$530
Less: Preferred stock dividends		—	—	32	32	—	—	26	26
Net income (loss) available to common stockholders	B	$279	$336	($117)	$498	$336	$274	($106)	$504
Return on average total tangible assets:
Average total assets (GAAP)		$76,077	$58,501	$52,650	$187,228	$75,070	$56,702	$54,336	$186,108
Less: Average goodwill (GAAP)		122	94	6,876	7,092	122	57	6,876	7,055
Average other intangibles (GAAP)		32	11	13	56	34	5	13	52
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		4	1	378	383	4	2	377	383
Average tangible assets	C	$75,927	$58,397	$46,139	$180,463	$74,918	$56,642	$47,824	$179,384
Return on average total tangible assets	A/C	1.46%	2.28%	NM	1.17%	1.78%	1.92%	NM	1.17%
Efficiency ratio:
Noninterest expense (GAAP)	D	$737	$294	$30	$1,061	$749	$226	$36	$1,011
Net interest income (GAAP)		883	438	(195)	1,126	919	428	(202)	1,145
Noninterest income (GAAP)		274	293	27	594	315	168	31	514
Total revenue (GAAP)	E	$1,157	$731	($168)	$1,720	$1,234	$596	($171)	$1,659
Efficiency ratio	D/E	63.68%	40.16%	NM	61.68%	60.73%	38.02%	NM	60.92%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)
(in millions, except ratio data)

		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
		2022				2021
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$793	$946	($319)	$1,420	$924	$750	$115	$1,789
Less: Preferred stock dividends		—	—	81	81	—	—	81	81
Net income (loss) available to common stockholders	B	$793	$946	($400)	$1,339	$924	$750	$34	$1,708
Return on average total tangible assets:
Average total assets (GAAP)		$85,375	$73,344	$53,003	$211,722	$75,317	$57,318	$51,756	$184,391
Less: Average goodwill (GAAP)		354	553	6,864	7,771	122	54	6,876	7,052
Average other intangibles (GAAP)		77	24	73	174	35	5	14	54
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		6	2	400	408	4	1	376	381
Average tangible assets	C	$84,950	$72,769	$46,466	$204,185	$75,164	$57,260	$45,242	$177,666
Return on average total tangible assets	A/C	1.25%	1.74%	NM	0.93%	1.64%	1.75%	NM	1.35%
Efficiency ratio:
Noninterest expense (GAAP)	D	$2,528	$905	$219	$3,652	$2,250	$679	$91	$3,020
Net interest income (GAAP)		2,937	1,509	(129)	4,317	2,679	1,268	(561)	3,386
Noninterest income (GAAP)		807	647	50	1,504	949	516	76	1,541
Total revenue (GAAP)	E	$3,744	$2,156	($79)	$5,821	$3,628	$1,784	($485)	$4,927
Efficiency ratio	D/E	67.53%	41.97%	NM	62.74%	62.02%	38.07%	NM	61.30%